SCHWAB MARKETMASTERS FUNDS TM


      PROSPECTUS
      February 28, 2003
      Amended April 15, 2003


      Schwab U.S.
      MarketMasters Fund TM

      Schwab Balanced
      MarketMasters Fund TM

      Schwab Small-Cap
      MarketMasters Fund TM

      Schwab International
      MarketMasters Fund TM

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB MARKETMASTERS FUNDS TM

      ABOUT THE FUNDS

       Schwab U.S. MarketMasters Fund TM ..................           2

       Schwab Balanced MarketMasters Fund TM ..............           6

       Schwab Small-Cap MarketMasters Fund TM .............          10

       Schwab International MarketMasters Fund TM .........          14

       Fund management ....................................          18

      INVESTING IN THE FUNDS

       Buying shares ......................................          24

       Selling/exchanging shares ..........................          25

       Transaction policies ...............................          26

       Distributions and taxes ............................          27

      ABOUT THE FUNDS

The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds bring together a variety of market capitalization ranges across investment styles that include:

      VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

      GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

      BLEND an approach involving elements of value and growth styles

      In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

      The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

      The funds are designed for long- term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB U.S. MARKETMASTERS FUND TM
TICKER SYMBOL: SWOGX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.

For example, the 500 companies in the S&P 500(R) Index constitute only about 9% of all the publicly traded companies in the United States, yet they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.)

Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.

INVESTMENT MANAGER AND ALLOCATION          INVESTMENT STYLE         % OF ASSETS 1
---------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.               Large-cap growth             21.7%
HARRIS ASSOCIATES L.P.                     Mid/large-cap value          22.4%
TCW INVESTMENT MANAGEMENT COMPANY          Small/mid-cap blend          19.8%
THORNBURG INVESTMENT MANAGEMENT, INC.      Large-cap blend              32.8%
CASH                                       -                             3.3%

1 As of December 31, 2002.

      This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

THE FUND INCLUDES STOCKS FROM MANY DIFFERENT SECTORS OF THE ECONOMY, WHICH REDUCES THE IMPACT OF THE PERFORMANCE OF ANY GIVEN INDUSTRY OR STOCK. But whenever large- and mid-cap U.S. stocks fall behind other types of investments --bonds or small-cap stocks, for instance--the fund's performance also will lag these investments. Similarly, whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa. Because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and may move sharply, especially during market upturns and downturns. To the extent that the fund invests in these stocks, its performance is affected by their risks.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------
                                                                               3

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

97                              18.36%
98                              15.15%
99                              35.65%
00                             -11.97%
01                              -8.67%
02                             -24.45%

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (17.80%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                           Since
                                  1 year     5 years     inception
------------------------------------------------------------------
FUND
 Before taxes                    (24.45)      (1.05)       2.04 1
 After taxes on distributions    (24.45)      (3.05)      (0.07) 1
 After taxes on distributions
 and sale of shares              (15.01)      (1.16)       1.16 1
S&P 500(R)INDEX                  (22.10)      (0.59)       4.44 2

1 Inception: 11/18/96.

2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
------------------------------------------------------
                                                 None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------
Management fees*                                 1.00
Distribution (12b-1) fees                        None
Other expenses*                                  0.42
                                                -----
Total annual operating expenses                  1.42

Expense reduction                               (0.17)
                                                -----
NET OPERATING EXPENSES**                         1.25
                                                -----

*  Restated to reflect current expenses.

** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year          3 years        5 years       10 years
-----------------------------------------------------
 $127             $433           $760         $1,687


Schwab U.S. MarketMasters Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                            11/1/01-     11/1/00-     11/1/99-     11/1/98-     11/1/97-
                                                            10/31/02     10/31/01     10/31/00     10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          9.20        13.89        14.06        11.43        11.60
                                                            -------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                        0.06         0.38         0.38         0.16         0.32
   Net realized and unrealized gains or losses                 (1.68)       (3.21)        1.55         2.91         0.11
                                                            -------------------------------------------------------------
   Total income or loss from investment operations             (1.62)       (2.83)        1.93         3.07         0.43
Less distributions:
   Dividends from net investment income                        (0.10)       (0.46)       (0.33)       (0.21)       (0.29)
   Distributions from net realized gains                           -        (1.40)       (1.77)       (0.23)       (0.31)
                                                            -------------------------------------------------------------
   Total distributions                                         (0.10)       (1.86)       (2.10)       (0.44)       (0.60)
                                                            -------------------------------------------------------------
Net asset value at end of period                                7.48         9.20        13.89        14.06        11.43
                                                            -------------------------------------------------------------
Total return (%)                                              (17.92)      (22.81)       12.98        27.38         3.87

RATIOS/SUPPLEMENTAL DATA (%) 1
-------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                          0.74 4       0.50         0.50 2       0.50         0.50
Expense reductions reflected in above ratio                     0.33         0.39         0.38         0.43         0.67
Ratio of net investment income to
  average net assets                                            0.50         3.27         2.34         1.23         2.66
Portfolio turnover rate                                          390          145          179          284          384
Net assets, end of period ($ x 1,000,000)                        129          176          248          181          152

1 Prior to June 3, 2002, the fund used a multi-fund strategy.

2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.

4 Would have been 0.83% if certain non-routine expenses (proxy fees) had been included.

SCHWAB BALANCED MARKETMASTERS FUND TM
TICKER SYMBOL: SWOBX

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THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of a fund in various asset classes.

Normally the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds and other debt investments. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other debt instruments.

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in mortgage-or asset-backed securities, as well as derivatives, such as options, futures, and swap agreements. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED AT LEFT. For its equity portion, the fund expects to invest in large- and mid-cap U.S. companies, but also may invest in small-cap companies. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 3.79 years, as of December 31, 2002.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.


INVESTMENT MANAGER AND ALLOCATION         INVESTMENT STYLE        % OF ASSETS 1
-------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP                 Large-cap value             29.8%

JANUS CAPITAL MANAGEMENT LLC/             Mid-cap value               15.3%
PERKINS, WOLF, McDONNELL AND CO.

EAGLE ASSET MANAGEMENT, INC.              Large-cap growth            10.3%

PACIFIC INVESTMENT                        Fixed income-
MANAGEMENT COMPANY LLC                    Total return                42.6%

CASH                                      -                            2.0%


1 As of December 31, 2002.

      Long-term investors seeking a blend of stock and bond investments may want to consider this fund.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE FUND'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks). Whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Bonds with longer maturities tend to be more sensitive to this risk. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. If mortgage-or asset-backed securities are paid off, or "called," substantially earlier or later than expected, it could cause capital losses or reduce yields. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities falls below the agreed repurchase price, or if the counterparty is unable to honor the agreement. Fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style or type of bond could unintentionally be smaller or larger than intended.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

97                              16.51%
98                              13.59%
99                              25.77%
00                              -5.16%
01                              -4.97%
02                              -9.48%

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                           Since
                                  1 year     5 years     inception
------------------------------------------------------------------
FUND
 Before taxes                      (9.48)      3.11        5.23 1
 After taxes on distributions     (10.02)      1.00        3.06 1
 After taxes on distributions
 and sale of shares                (5.82)      1.75        3.41 1
S&P 500(R)INDEX                   (22.10)     (0.59)       4.44 2
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX               10.26       7.55        7.70 2

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
------------------------------------------------------
                                                 None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------
Management fees*                                 0.85
Distribution (12b-1) fees                        None
Other expenses*                                  0.46
                                                -----
Total annual operating expenses                  1.31

Expense reduction                               (0.21)
                                                -----
NET OPERATING EXPENSES**                         1.10
                                                -----

*  Restated to reflect current expenses.

** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year          3 years        5 years       10 years
-----------------------------------------------------
 $112             $395           $698         $1,561

1 Inception: 11/18/96.

2 From: 11/18/96.


Schwab Balanced MarketMasters Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                            11/1/01-     11/1/00-     11/1/99-     11/1/98-     11/1/97-
                                                            10/31/02     10/31/01     10/31/00     10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         10.12        13.44        13.44        11.36        11.38
                                                            -------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                        0.20         0.43         0.45         0.27         0.36
   Net realized and unrealized gains or losses                 (0.73)       (2.12)        1.18         2.11         0.18
                                                            -------------------------------------------------------------
   Total income or loss from investment operations             (0.53)       (1.69)        1.63         2.38         0.54
Less distributions:
   Dividends from net investment income                        (0.24)       (0.52)       (0.35)       (0.30)       (0.34)
   Distributions from net realized gains                           -        (1.11)       (1.28)           -        (0.22)
                                                            -------------------------------------------------------------
   Total distributions                                         (0.24)       (1.63)       (1.63)       (0.30)       (0.56)
                                                            -------------------------------------------------------------
Net asset value at end of period                                9.35        10.12        13.44        13.44        11.36
                                                            -------------------------------------------------------------
Total return (%)                                               (5.55)      (13.95)       12.00        21.28         4.89

RATIOS/SUPPLEMENTAL DATA (%) 1
-------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                          0.72 4       0.50         0.50 2       0.50         0.50
Expense reductions reflected in above ratio                     0.34         0.39         0.39         0.45         0.69
Ratio of net investment income to
  average net assets                                            1.89         3.67         3.18         2.20         3.21
Portfolio turnover rate                                          380           95          114          244          353
Net assets, end of period ($ x 1,000,000)                         97          118          153          122           93

1 Prior to June 3, 2002, the fund used a multi-fund strategy.

2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.

4 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

SCHWAB SMALL-CAP MARKETMASTERS FUND TM
TICKER SYMBOL: SWOSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.

INVESTMENT MANAGER AND ALLOCATION            INVESTMENT STYLE      % OF ASSETS 1
--------------------------------------------------------------------------------
ROYCE & ASSOCIATES, LLC                      Small-cap value           33.9%
TCW INVESTMENT MANAGEMENT COMPANY            Small/mid-cap blend       15.9%
TOCQUEVILLE ASSET MANAGEMENT LP              Small-cap blend           28.1%
VEREDUS ASSET MANAGEMENT LLC                 Small-cap growth          20.7%
CASH                                         -                          1.4%

1 As of December 31, 2002.

      For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH SMALL-CAP STOCKS. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments. The fund includes both value and growth style stocks, in an attempt to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than intended.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------
                                                                              11

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

98                                        0.61%
99                                       37.88%
00                                      -11.36%
01                                       -0.09%
02                                      -25.92%

BEST QUARTER: 24.78% Q4 1999
WORST QUARTER: (24.08%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                    Since
                                1 year   5 years  inception
-----------------------------------------------------------
FUND
  Before taxes                  (25.92)  (1.87)    (1.98) 1
  After taxes on distributions  (25.92)  (2.98)    (3.23) 1
  After taxes on distributions
  and sale of shares            (15.91)  (1.81)    (1.97) 1
RUSSELL 2000 INDEX              (20.48)  (1.36)    (1.34) 2

1 Inception: 11/18/96.

2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------
                                                 None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------
Management fees*                                     1.30
Distribution (12b-1) fees                            None
Other expenses*                                      0.49
                                                     ----
Total annual operating expenses                      1.79

Expense reduction                                   (0.24)
                                                     ----
NET OPERATING EXPENSES**                             1.55
                                                     ----

*  Restated to reflect current expenses.

** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year          3 years        5 years       10 years
-----------------------------------------------------
$158             $540           $947          $2,086


Schwab Small-Cap MarketMasters Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                    11/1/01-    11/1/00-    11/1/99-    11/1/98-    11/1/97-
                                                    10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  8.73       12.27       11.04        8.51        9.93
                                                    ---------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                0.04        0.41        0.39        0.24        0.21
   Net realized and unrealized gains or losses         (1.54)      (2.68)       1.30        2.34       (1.36)
                                                    ---------------------------------------------------------
   Total income or loss from investment operations     (1.50)      (2.27)       1.69        2.58       (1.15)
Less distributions:
   Dividends from net investment income                (0.03)      (0.55)      (0.46)      (0.05)      (0.24)
   Distributions from net realized gains               (0.02)      (0.72)          -           -       (0.03)
                                                    ---------------------------------------------------------
   Total distributions                                 (0.05)      (1.27)      (0.46)      (0.05)      (0.27)
                                                    ---------------------------------------------------------
Net asset value at end of period                        7.18        8.73       12.27       11.04        8.51
                                                    ---------------------------------------------------------
Total return (%)                                      (17.34)     (19.99)      15.17       30.38      (11.84)

RATIOS/SUPPLEMENTAL DATA (%) 1
-------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                  0.84 4      0.50        0.50 2      0.50        0.50
Expense reductions reflected in above ratio             0.38        0.41        0.41        0.51        0.69
Ratio of net investment income to
  average net assets                                    0.06        4.17        2.86        2.23        2.65
Portfolio turnover rate                                  324         172         128         145         166
Net assets, end of period ($ x 1,000,000)                 81         111         162         123         129

1  Prior to June 3, 2002, the fund used a multi-fund strategy.

2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.

4 Would have been 0.93% if certain non-routine expenses (proxy fees) had been included.

SCHWAB INTERNATIONAL MARKETMASTERS FUND TM
TICKER SYMBOL: SWOIX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one-investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.

INVESTMENT MANAGER AND ALLOCATION           INVESTMENT STYLE       % OF ASSETS 1
--------------------------------------------------------------------------------
AMERICAN CENTURY                            International
INVESTMENT MANAGEMENT, INC.                 small company             14.7%
ARTISAN PARTNERS LIMITED PARTNERSHIP        International growth      23.7%
HARRIS ASSOCIATES L.P.                      International value       38.2%
WILLIAM BLAIR & COMPANY, LLC                International growth      22.8%
CASH                                        -                          0.6%

1 As of December 31, 2002.

      International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH STOCKS IN GENERAL AND INTERNATIONAL STOCKS IN PARTICULAR. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stocks fall behind other types of investments--bonds or U.S. stocks, for instance--the fund's performance also will lag these investments.

HISTORICALLY, STOCKS OF SMALL COMPANIES HAVE BEEN RISKIER THAN STOCKS OF LARGE-AND MID-SIZED COMPANIES, AND MAY MOVE SHARPLY, ESPECIALLY DURING MARKET UPTURNS AND DOWNTURNS. To the extent that the fund invests in these stocks, its performance is affected by their risks. The fund includes value and growth style stocks, which attempts to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than intended.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------
                                                                              15

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

97                  6.81%
98                 13.29%
99                 74.82%
00                -14.42%
01                -14.16%
02                -18.32%

BEST QUARTER: 41.67% Q4 1999
WORST QUARTER: (21.09%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                    Since
                                1 year   5 years  inception
-----------------------------------------------------------
FUND
  Before taxes                  (18.32)    3.51     4.43 1
  After taxes on distributions  (18.32)    1.63     2.42 1
  After taxes on distributions
  and sale of shares            (11.25)    2.58     3.13 1
MSCI EAFE INDEX                 (15.94)   (2.89)   (1.91) 2

1  Inception: 10/16/96.

2  From: 10/16/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------
Redemption fee*                                        1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees**                                      1.40
Distribution (12b-1) fees                              None
Other expenses**                                       0.49
                                                       ----
Total annual operating expenses                        1.89

Expense reduction                                     (0.24)
                                                       ----
NET OPERATING EXPENSES***                              1.65
                                                       ----

* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

**  Restated to reflect current expenses.

*** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year          3 years        5 years       10 years
-----------------------------------------------------
 $168             $571           $999         $2,192


Schwab International MarketMasters Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                      11/1/01-    11/1/00-    11/1/99-    11/1/98-    11/1/97-
                                                      10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.80       15.53       14.84       10.58       10.86
                                                      ---------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.10        0.73        0.53        0.11        0.34
   Net realized and unrealized gains or losses           (1.43)      (3.90)       2.49        4.28        0.02
                                                      ---------------------------------------------------------
   Total income or loss from investment operations       (1.33)      (3.17)       3.02        4.39        0.36
Less distributions:
   Dividends from net investment income                  (0.07)      (0.77)      (0.49)      (0.13)      (0.34)
   Distributions from net realized gains                 (0.66)      (0.79)      (1.84)          -       (0.30)
                                                      ---------------------------------------------------------
   Total distributions                                   (0.73)      (1.56)      (2.33)      (0.13)      (0.64)
                                                      ---------------------------------------------------------
Net asset value at end of period                          8.74       10.80       15.53       14.84       10.58
                                                      ---------------------------------------------------------
Total return (%)                                        (13.65)     (22.41)      18.61       41.92        3.55

RATIOS/SUPPLEMENTAL DATA (%) 1
---------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                    0.93 4      0.50        0.50 2      0.50        0.50
Expense reductions reflected in above ratio               0.33        0.38        0.39        0.47        0.70
Ratio of net investment income to
  average net assets                                      0.60        5.13        1.94        0.94        2.96
Portfolio turnover rate                                    158          51          80         249         236
Net assets, end of period ($ x 1,000,000)                  206         215         278         104          74

1  Prior to June 3, 2002, the fund used a multi-fund strategy.

2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.

4 Would have been 0.99% if certain non-routine expenses (proxy fees) had been included.

                     FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.

      The investment adviser for the Schwab MarketMasters Funds TM is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab-Funds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)

      As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.55% for the Schwab
      U.S. MarketMasters Fund, 0.50% for the Schwab Balanced MarketMasters
      Fund, 0.60% for the Schwab Small-Cap MarketMasters Fund and 0.71% for the Schwab International MarketMasters Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives. As of June 3, 2002, a new fee structure went into effect.

      Subject to oversight by the Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such agreement is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

      JEFFREY MORTIMER, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for the overall management of the Schwab MarketMasters Funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.

      KIMBERLY FORMON, CFA, a director and portfolio manager of the investment adviser, co-manages the Schwab MarketMasters Funds. Prior to joining Schwab in June 1999, she worked for ten years in equity and fixed income analysis.

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as lead managers for each investment manager's portion of fund assets.

SCHWAB U.S. MARKETMASTERS FUND TM

                                     YEAR FOUNDED/
                                     ASSETS UNDER
INVESTMENT MANAGER                   MANAGEMENT
AND ADDRESS                          (AS OF 12/31/02)    KEY MANAGER(S)             EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.         1976                Ashi Parikh,               Began investment career in
880 Carillon Parkway                 $5.7 billion        Senior Managing Director   1992. Joined Eagle in 1999.
P.O. Box 10520                                           and Chief Investment       From 1996 to 1999, Equity
St. Petersburg, FL 33733-0520                            Officer-Institutional      Team Managing Director and
                                                         Growth Equity              manager of One Group
                                                                                    Growth Opportunities Fund
                                                                                    and Large Company Growth
                                                                                    Fund, Bank One.
--------------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.               1976                Robert M. Levy,            Began investment career in
Two North LaSalle                    $30.1 billion       C.F.A., Chairman and       1977. Joined Harris Associates
Suite 500                                                Chief Investment Officer   in 1985.
Chicago, IL 60602-3790
                                                         William C. Nygren,         Began investment career in
                                                         C.F.A., Partner and        1982. Joined Harris Associates
                                                         Portfolio Manager          in 1983.
--------------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                       1971                Susan I. Schottenfeld,     Began investment career in 1981.
MANAGEMENT COMPANY                   $19.6 billion       Managing Director          Joined TCW in 1985 as a Special
865 South Figueroa St.                                                              Situation Analyst, named to
Suite 1800                                                                          current position in 1998.
Los Angeles, CA 90017
--------------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT                 1982                William V. Fries, C.F.A.,  Began investment career in 1970.
MANAGEMENT, INC.                     $5.5 billion        Managing Director,         Joined Thornburg in 1995.
119 East Marcy St.                                       Portfolio Manager
Suite 202
Santa Fe, NM 87501

SCHWAB BALANCED MARKETMASTERS FUND TM


                                     YEAR FOUNDED/
                                     ASSETS UNDER
INVESTMENT MANAGER                   MANAGEMENT
AND ADDRESS                          (AS OF 12/31/02)    KEY MANAGER(S)             EMPLOYMENT EXPERIENCE
-------------------------------------------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP            1984                Theodore R. Aronson,       Began investment career in
230 South Broad St.                  $7 billion          Managing Principal         1974. Formed Aronson +
20th Floor                                               and Founder                Partners in 1984.
Philadelphia, PA 19102
                                                         Kevin M. Johnson,          Began investment career in
                                                         Principal-Research         1982. Joined Aronson in 1993.

                                                         Martha E. Ortiz,           Began investment career in
                                                         Principal-Implementation   1983. Joined Aronson in 1987.
--------------------------------------------------------------------------------------------------------------------
JANUS CAPITAL MANAGEMENT LLC         1969                -                          -
100 Fillmore Street                  $138 billion
Denver, CO 80206

PERKINS, WOLF, McDONNELL AND CO.     1980                Robert H. Perkins,         Robert H. Perkins began his
310 South Michigan Avenue            $5.2 billion        President and Director     investment career in 1970.
#2600                                                                               He formed Perkins, Wolf,
Chicago, IL 60604                                                                   McDonnell in 1981.

                                                         Thomas M. Perkins,         Thomas M. Perkins began his
                                                         Investment Manager         investment career in 1974.
                                                                                    He joined Perkins, Wolf,
                                                                                    McDonnell in 1998.

                                                         Jeffrey Kautz, C.F.A.,     Jeffrey Kautz began his
                                                         Portfolio Manager          investment career in 1995.
                                                                                    He joined Perkins, Wolf,
                                                                                    McDonnell in 1997.
--------------------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.         1976                Ashi Parikh,               Began investment career in 1992.
880 Carillon Parkway                 $5.7 billion        Senior Managing Director   Joined Eagle in 1999. From 1996
P.O. Box 10520                                           and Chief Investment       to 1999, Equity Team Managing
St. Petersburg, FL 33733-0520                            Officer-Institutional      Director and manager of One
                                                         Growth Equity              Group Growth Opportunities Fund
                                                                                    and Large Company Growth Fund,
                                                                                    Bank One.
--------------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT                   1971                Investment team            Associated with PIMCO and its
MANAGEMENT COMPANY LLC               $304.6 billion      led by William H.          predecessor since inception.
840 Newport Center Dr.                                   Gross, Founder
Suite 300                                                and Managing
Newport Beach, CA 92660                                  Director



Fund Management

SCHWAB SMALL-CAP MARKETMASTERS FUND TM


                                    YEAR FOUNDED/
                                    ASSETS UNDER
INVESTMENT MANAGER                  MANAGEMENT
AND ADDRESS                         (AS OF 12/31/02)   KEY MANAGER(S)          EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
ROYCE & ASSOCIATES, LLC             1972               Boniface A. Zaino,      Began investment career in 1968.
1414 Avenue of the Americas         $8.4 billion       Managing Director,      Joined Royce in 1998. From
New York, NY 10019                                     Senior Portfolio        1984 to 1998, Group Managing
                                                       Manager                 Director, Trust Company of the
                                                                               West.
----------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET                   1985               P. Drew Rankin,         Began investment career in 1970.
MANAGEMENT LP                       $1.7 billion       Managing Director,      Joined Tocqueville in 1994.
1675 Broadway                                          Portfolio Manager
16th Floor
New York, NY 10019
----------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                      1971               Susan I. Schottenfeld,  Began investment career in 1981.
MANAGEMENT COMPANY                  $19.6 billion      Managing Director       Joined TCW in 1985 as a Special
865 South Figueroa St.                                                         Situation Analyst, named to
Suite 1800                                                                     current position in 1998.
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------
VEREDUS ASSET                       1998               B. Anthony Weber,       Began investment career in 1984.
MANAGEMENT LLC                      $947 million       President, Chief        Joined Veredus in 1998. From
6060 Dutchmans Lane                                    Investment Officer      1993 to 1998, President, Senior
Suite 320                                                                      Portfolio Manager, SMC Capital,
Louisville, KY 40205                                                           Inc.

SCHWAB INTERNATIONAL MARKETMASTERS FUND TM

                                   YEAR FOUNDED/
                                   ASSETS UNDER
INVESTMENT MANAGER                 MANAGEMENT
AND ADDRESS                        (AS OF 12/31/02)    KEY MANAGER(S)         EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENT        1958                Henrik Strabo,         Began investment career in 1985.
MANAGEMENT, INC.                   $72.1 billion       Chief Investment       Joined American Century in
4500 Main Street                                       Officer for            1993.
Kansas City, MO 64111                                  International
                                                       Equities

                                                       Lynn Schroeder         Began investment career in 1993.
                                                       Portfolio Manager      Joined American Century in 2000.
                                                                              From 1997 to 2000, Portfolio
                                                                              Manager, Senior Analyst, Driehaus
                                                                              Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
ARTISAN PARTNERS                   1994                Mark L. Yockey,        Began investment career in 1981.
LIMITED PARTNERSHIP                $19.1 billion       C.F.A., Managing       Joined Artisan Partners in 1995.
1000 N. Water St.                                      Director and
Suite 1770                                             Portfolio Manager
Milwaukee, WI 53202
----------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.             1976                David G. Herro,        Began investment career in 1986.
Two North LaSalle                  $30.1 billion       C.F.A., Partner,       Joined Harris Associates in 1992.
Suite 500                                              Managing Director
Chicago, IL 60602-3790                                 International
                                                       Equities and
                                                       Portfolio Manager

                                                       Chad M. Clark,         Began investment career in 1995.
                                                       C.F.A., Analyst and    Joined Harris Associates in 1995.
                                                       Portfolio Manager
----------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC       1935                W. George Greig,       Began investment career in 1979.
222 West Adams St.                 $11.9 billion       Principal,             Joined William Blair in 1996.
Chicago, IL 60606                                      International Equity
                                                       Portfolio Manager


Fund Management

      INVESTING IN THE FUNDS

      As a SchwabFunds(R) investor, you have a number of ways to do business with us.

      On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

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SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
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BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.

STEP 1

CHOOSE A FUND, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT                   MINIMUM ADDITIONAL INVESTMENT
----------------------------------------------------------------------------------
$2,500 ($1,000 for retirement                $500 ($100 for custodial accounts
and custodial accounts and investments)      through the Automatic Investment Plan)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                      FEATURES
----------------------------------------------------------------------------------
Reinvestment                All dividends and capital gain distributions are
                            invested automatically in shares of your fund.

Cash/reinvestment mix       You receive payment for dividends, while any
                            capital gain distributions are invested in shares of
                            your fund.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, the Schwab International MarketMasters Fund TM charges a redemption fee, payable to the fund, on the sale or exchange of any of its shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The funds reserve the right to honor redemptions in portfolio securities.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

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WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
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1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

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THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations, and orders that appear to be associated with short- term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

- To revise the redemption fee criteria for Schwab International MarketMasters Fund TM.

- To waive the Schwab International MarketMasters Fund's early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.
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TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the fund's securities may change on days when it is not possible to buy or sell shares of the funds.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS.
The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less; long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

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MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
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NOTES

NOTES

Schwab MarketMasters
Funds TM


     PROSPECTUS
     February 28, 2003
     Amended April 15, 2003

                                                        [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab MarketMasters Funds            811-7704

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

www.schwab.com/ schwabfunds


REG23308FLT-02

                       STATEMENT OF ADDITIONAL INFORMATION

                          SCHWAB MARKETMASTERS FUNDS TM

                        SCHWAB U.S. MARKETMASTERS FUND TM
                      SCHWAB BALANCED MARKETMASTERS FUND TM
                      SCHWAB SMALL-CAP MARKETMASTERS FUND TM
                    SCHWAB INTERNATIONAL MARKETMASTERS FUND TM

                                FEBRUARY 28, 2003


                             Amended APRIL 15, 2003


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2003 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds R at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are each a series of Schwab Capital Trust ("trust"). Prior to June 3, 2002, the Schwab MarketMasters Funds were named the Schwab MarketManager Portfolios R. In addition, the Schwab U.S. MarketMasters Fund was named the Growth Portfolio; the Schwab Balanced MarketMasters Fund was named the Balanced Portfolio; the Schwab Small-Cap MarketMasters Fund was named the Small Cap Portfolio; and the Schwab International MarketMasters Fund was named the International Portfolio. The funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as the "manager of managers" and, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.

                                TABLE OF CONTENTS

                                                           Page
                                                           ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS....................................    2
MANAGEMENT OF THE FUNDS..................................   35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......   45
INVESTMENT ADVISORY AND OTHER SERVICES...................   45
BROKERAGE ALLOCATION AND OTHER PRACTICES.................   51
DESCRIPTION OF THE TRUST.................................   54
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES....................................   55
TAXATION.................................................   58
CALCULATION OF PERFORMANCE DATA..........................   60
APPENDIX - RATINGS OF INVESTMENT SECURITIES..............   62

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

SCHWAB U.S. MARKETMASTERS FUND TM seeks capital growth.

SCHWAB BALANCED MARKETMASTERS FUND TM seeks capital growth and income.

SCHWAB SMALL-CAP MARKETMASTERS FUND TM seeks long term capital appreciation.

SCHWAB INTERNATIONAL MARKETMASTERS FUND TM seeks long term capital appreciation.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

It is the Schwab U.S. MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Schwab Small-Cap MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion at the time of the fund's investment.

It is the Schwab Balanced MarketMasters Fund's policy that under normal circumstances it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab International MarketMasters Fund's policy that under normal circumstances it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC").

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.

CREDIT DEFAULT SWAPS. The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the funds would keep the stream of payments and would have no payment obligations. As the seller, the funds would be subject to investment exposure on the notional amount of the swap.

The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the funds in the event of a default.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position, and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges.

Each fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market of IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds R"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS. The funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.

Each fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the funds to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the funds have invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the funds. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future.

Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

OTHER SECURITIES may be held by a fund under certain circumstances. For example, a fund could make payment of a redemption wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, a fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.

REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as six months or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

Funds also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs") Trust. ETFs generally are structured as mutual funds or unit investment trusts. Shares of an ETF generally are listed on a national securities exchange and may be bought and sold throughout the day at market prices, which maybe higher or lower than the shares' net asset value. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box may be treated as a taxable transaction to a fund. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SMALL-COMPANY STOCKS include small-cap stocks, which generally are common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small companies to fail. Additionally, small stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

For purposes of applying the fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

EACH OF THE SCHWAB U.S. MARKETMASTERS FUND TM, SCHWAB BALANCED MARKETMASTERS FUND TM AND SCHWAB SMALL-CAP MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE SCHWAB INTERNATIONAL MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)       Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

The information below is provided as of October 31, 2002. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios ("fund complex") which as of October 31, 2002 included 45 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                                TERM OF
                                                OFFICE              PRINCIPAL
                                                 AND               OCCUPATIONS
                           POSITION(S)          LENGTH             DURING THE
  NAME AND                  WITH THE           OF TIME              PAST FIVE                 OTHER
DATE OF BIRTH                 TRUST            SERVED 1               YEARS                DIRECTORSHIPS
                                           INDEPENDENT TRUSTEES

DONALD F. DORWARD         Trustee         Trustee of.        Chief Executive
September 23, 1931                        Schwab Capital     Officer, Dorward &
                                          Trust since        Associates
                                          1993.              (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.

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1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

ROBERT G. HOLMES          Trustee         Trustee of         Chairman, Chief
May 15, 1931                              Schwab Capital     Executive Officer
                                          Trust since 1993.  and Director,
                                                             Semloh Financial,
                                                             Inc. (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS        Trustee         Trustee of         Managing Partner,
June 28, 1938                             Schwab Capital     D.R. Stephens &
                                          Trust since 1993.  Company
                                                             (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive Officer
                                                             of North American
                                                             Trust (real estate
                                                             investment trust).

MICHAEL W. WILSEY         Trustee         Trustee of         Chairman and Chief
August 18, 1943                           Schwab Capital     Executive Officer,
                                          Trust since 1993.  Wilsey Bennett,
                                                             Inc. (truck and
                                                             air transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER        Trustee         Trustee of         Chairman of JDN          Ms. Byerwalter also is
August 13, 1960                           Schwab Capital     Corporate Advisory       on the Board of
                                          Trust since 2000.  LLC. From 1996 to        Trustees of Stanford
                                                             2001, Ms.                University, America
                                                             Byerwalter was the       First Companies,
                                                             Vice President for       Omaha, NE (venture
                                                             Business Affairs         capital/fund
                                                             and Chief Financial      management), Redwood
                                                             Officer of Stanford      Trust, Inc. (mortgage
                                                             University and, in       finance), Stanford
                                                             2001, Special            Hospitals and Clinics,
                                                             Advisor to the           SRI International
                                                             President of             (research), PMI Group,
                                                             Stanford                 Inc. (mortgage

                                                             University. 2            insurance) and Lucile
                                                                                      Packard Children's
                                                                                      Hospital; Director
                                                                                      until 2002, LookSmart,
                                                                                      Ltd. (an Internet
                                                                                      infrastructure
                                                                                      company).

WILLIAM A. HASLER         Trustee         Trustee of         Co-Chief Executive       Mr. Hasler also is on
November 22, 1941                         Schwab Capital     Officer, Aphton          the Board of Directors
                                          Trust since 2000.  Corporation              of Solectron
                                                             (bio-pharmaceuticals).   Corporation
                                                             Prior to August          (manufacturing),
                                                             1998, Mr. Hasler         Tenera, Inc. (services
                                                             was Dean of the          and software),
                                                             Haas School of           Airlease Ltd.
                                                             Business at the          (aircraft leasing),
                                                             University of            Mission West
                                                             California,              Properties (commercial
                                                             Berkeley (higher         real estate) and
                                                             education).              Digital Microwave
                                                                                      Corporation (a
                                                                                      network equipment
                                                                                      corporation).

GERALD B. SMITH           Trustee         Trustee of         Since 1990,              Mr. Smith is also on
September 28, 1950                        Schwab Capital     Chairman and Chief       the Board of Directors
                                          Trust since 2000.  Executive Officer        of Rorento N.V.
                                                             and founder of           (investments -
                                                             Smith Graham & Co.       Netherlands) and
                                                             (investment              Cooper Industries
                                                             advisors).               (electrical products,
                                                                                      tools and hardware),
                                                                                      and is a member of the
                                                                                      audit committee of
                                                                                      Northern Border
                                                                                      Partners, L.P.
                                                                                      (energy); Director
                                                                                      until 2002, Pennzoil
                                                                                      Quaker State Company
                                                                                      (oil and gas).

--------

2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                           INTERESTED TRUSTEES

CHARLES R. SCHWAB 3       Chairman and    Chairman and       Chairman, Co-Chief       Director, U.S. Trust
July 29, 1937             Trustee         Trustee of         Executive Officer        Corporation, United
                                          Schwab Capital     and Director, The        States Trust Company
                                          Trust since 1993.  Charles Schwab           of New York; The Gap,
                                                             Corporation; Chief       Inc. (a clothing
                                                             Executive Officer        retailer), Siebel
                                                             and Director,            Systems (a software
                                                             Schwab Holdings,         company) and Xign,
                                                             Inc.; Chairman and       Inc. (a developer of
                                                             Director, Charles        electronic payment
                                                             Schwab & Co.,            systems); Trustee,
                                                             Inc., Charles            Board of Trustees of
                                                             Schwab Investment        Stanford University,
                                                             Management, Inc.;        since 1993; Director
                                                             Chairman, Charles        until January 1999,
                                                             Schwab Holdings          Schwab Retirement Plan
                                                             (UK); Chairman and       Services, Inc., Mayer
                                                             Chief Executive          & Schweitzer, Inc. (a
                                                             Officer, Schwab          securities brokerage
                                                             (SIS) Holdings,          subsidiary of The
                                                             Inc. I, Schwab           Charles Schwab
                                                             International            Corporation),
                                                             Holdings, Inc.           Performance
                                                                                      Technologies, Inc.
                                                                                      (technology company),
                                                                                      TrustMark, Inc.;
                                                                                      Director until July
                                                                                      2001, The Charles
                                                                                      Schwab Trust Company;
                                                                                      Director until March
                                                                                      2002, Audiobase, Inc.
                                                                                      (full-service audio
                                                                                      solutions for the
                                                                                      Internet); Director
                                                                                      until May 2002,
                                                                                      Vodaphone AirTouch PLC
                                                                                      (a telecommunications
                                                                                      company).

JOHN PHILIP COGHLAN       Trustee         Trustee of         Vice Chairman and        Director, Performance
May 6, 1951                               Schwab Capital     Executive Vice           Technologies, Inc.,
                                          Trust since 2000.  President, The           (technology company);
                                                             Charles Schwab           Director, Charles
                                                             Corporation; Vice        Schwab Asset
                                                             Chairman and             Management (Ireland)
                                                             President -              Ltd. and Charles
                                                             Individual               Schwab Worldwide Funds
                                                             Investor                 PLC until
                                                             Enterprise, Charles

--------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Schwab & Co., Inc.;      March 2002.
                                                             Director, Charles
                                                             Schwab Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr. Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS 3        Trustee         Trustee of         Executive Vice
February 22, 1955                         Schwab Capital     President, Asset
                                          Trust since 2002.  Management
                                                             Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc.  Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

--------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                OFFICERS

RANDALL W. MERK           President and   Officer of         President and
July 25, 1954             Chief           Schwab Capital     Chief Executive
                          Executive       Trust since 2002.  Officer, Charles
                          Officer                            Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc. Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American
                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).

TAI-CHIN TUNG             Treasurer and   Officer of         Senior Vice              Director, Charles
March 7, 1951             Principal       Schwab Capital     President and            Schwab Asset
                          Financial       Trust since 1996.  Chief Financial          Management (Ireland)
                          Officer.                           Officer, Charles         Limited and Charles
                                                             Schwab Investment        Schwab Worldwide Funds
                                                             Management, Inc.;        PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD           Senior Vice     Officer of         Director, Senior
April 5, 1955             President and   Schwab Capital     Vice President and
                          Chief           Trust since 1991.  Chief Investment
                          Investment                         Officer, Charles
                          Officer.                           Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON            Secretary       Officer of         Senior Vice
March 13, 1961                            Schwab Capital     President, Chief
                                          Trust since 1998.  Counsel and
                                                             Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.

The continuation of the funds' investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the May 22, 2002 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM. At a meeting of the Board of Trustees held on February 19, 2002, based on a recommendation of CSIM, the trustees, including a majority of the Independent Trustees, unanimously approved the proposed sub-advisory agreements between CSIM and each sub-adviser and the appointment of the sub-advisers to manage a portion of the assets of the funds. At the February 19, 2002 meeting, the Board, including a majority of the Independent Trustees, also approved an amendment to the investment advisory and administration agreement with CSIM to increase the fees paid by the funds for CSIM's services under this agreement. At a meeting held on May 28, 2002, the shareholders of each fund also approved these matters.

The Board approved the advisory and sub-advisory agreements (the "Agreements") based on its consideration and evaluation, at each meeting, of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided to the funds, the Board considered, among other things, personnel, experience, track record and compliance program. With respect to CSIM, the Board also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The Board also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreements, the Board considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The Board also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the Board considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The Board considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the Board considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The Board also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the Board reviewed management's profitability analyses with the assistance of independent accountants. The Board also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds.

In its deliberations, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.

                                      Aggregate Compensation 1
                                              From the:
                        ----------------------------------------------------        Pension or
                        Schwab      Schwab       Schwab        Schwab               Retirement
                        U.S.        Balanced     Small-Cap     International         Benefits            Total
                        Market      Market       Market        Market               Accrued as        Compensation
     Name of            Masters     Masters      Masters       Masters             Part of Fund        from Fund
     Trustee            Fund TM     Fund TM      Fund TM       Fund TM               Expenses          Complex 2
------------------------------------------------------------------------------------------------------------------
Charles R. Schwab            0           0            0               0                 N/A                    0

John Philip Coghlan          0           0            0               0                 N/A                    0

Jeremiah H. Chafkin 3        0           0            0               0                 N/A                    0

Jeffrey M. Lyons 4           0           0            0               0                 N/A                    0

Mariann Byerwalter        $935        $869         $864            $981                 N/A             $152,025

Donald F. Dorward         $943        $876         $871            $989                 N/A             $153,025

William A. Hasler         $943        $876         $871            $989                 N/A             $153,025

Robert G. Holmes          $943        $876         $871            $989                 N/A             $153,025

--------

1 Compensation for the fiscal period ending October 31, 2002.

2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of October 31, 2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

                                      Aggregate Compensation 1
                                              From the:
                        ----------------------------------------------------        Pension or
                        Schwab      Schwab       Schwab        Schwab               Retirement
                        U.S.        Balanced     Small-Cap     International         Benefits            Total
                        Market      Market       Market        Market               Accrued as        Compensation
     Name of            Masters     Masters      Masters       Masters             Part of Fund        from Fund
     Trustee            Fund TM     Fund TM      Fund TM       Fund TM               Expenses          Complex 2
------------------------------------------------------------------------------------------------------------------
Gerald B. Smith          $935         $869         $864            $981                 N/A             $152,025

Donald R. Stephens       $935         $869         $864            $981                 N/A             $152,025

Michael W. Wilsey        $943         $876         $871            $989                 N/A             $153,025

The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.

                                             Dollar Range of Trustee Ownership of Equity
                                                          Securities in the:
                                   ------------------------------------------------------------
                                   Schwab        Schwab       Schwab            Schwab
                                   U.S.          Balanced     Small-Cap         International       Aggregate Dollar Range
                                   Market        Market       Market            Market                Of Trustee Ownership
    Name of                        Masters       Masters      Masters           Masters             of Equity Securities in
    Trustee                        Fund TM       Fund TM      Fund TM           Fund TM                 the Fund Complex
---------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                    None          None       $50,001-$100,000  Over $100,000           Over $100,000

Jeffrey M. Lyons                     None          None       $10,001-$50,000   $50,001-$100,000        Over $100,000

Jeremiah H. Chafkin                  None          None            None              None               Over $100,000

John Philip Coghlan                  None          None            None              None               Over $100,000

Mariann Byerwalter                   None          None            None              None               $10,001-$50,000

Donald F. Dorward                    None          None            None              None               Over $100,000

William A. Hasler                    None          None            None              None               $50,001-$100,000

Robert G. Holmes                     None          None            None              None               Over $100,000

Gerald B. Smith                      None          None            None              None               Over $100,000

Donald R. Stephens                   None          None            None              None               Over $100,000

Michael W. Wilsey                    None          None            None              None               Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds R selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 27, 2003, the officers and trustees of the funds, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of each fund.



As of March 27, 2003, no persons or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of each fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

--------

1 Effective May 9, 2003 Charles R. Schwab will step down as Co-Chief Executive Officer.

Each of the Schwab MarketMasters Funds TM is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of the fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also may manage a portion of the funds' assets including its cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.

The following are the sub-advisers for the funds.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY ") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 44% of ACC. Due to ACC's dual class voting stock structure, the subsidiary of J.P. Morgan Chase that owns the ACC stock is entitled to only 8.71% of the voting power of ACC. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.

ARONSON+JOHNSON+ORTIZ, LP ("AJO", FORMERLY KNOWN AS ARONSON+PARTNERS) serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is organized as a Delaware limited partnership and was founded in 1984. AJO's principal office is located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202.


JANUS CAPITAL MANAGEMENT LLC ("JANUS") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is organized as a Delaware limited liability company and was founded in 1969. Janus is a majority-owned subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company whose subsidiaries are engaged in financial services. Janus' and JCG's principal offices are located at 100 Fillmore Street, Denver, CO 80206. Janus may delegate certain investment management responsibilities to Perkins, Wolf, McDonnell and Co. (see below).


EAGLE ASSET MANAGEMENT, INC. ("EAGLE") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab Balanced MarketMasters Fund. It was organized as a Florida corporation in 1976. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle's and Raymond James Financial, Inc.'s principal offices are located at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. The principal office of Harris Associates is located at Two

North LaSalle, Suite 500, Chicago, Illinois 60602-3790. CDC IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is a Delaware limited liability company, and was founded in 1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.


PERKINS, WOLF, MCDONNELL AND CO. ("PERKINS") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It was organized as a Delaware corporation in 1980. As discussed above, Janus may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, #2600, Chicago, Illinois 60604.


ROYCE & ASSOCIATES, LLC ("ROYCE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a New York corporation in 1972, now a Delaware limited liability company and is a wholly-owned subsidiary of Legg Mason, Inc. Royce's principal office is located at 1414 Avenue of the Americas, New York, New York 10019. Legg Mason, Inc.'s principal offices are located at 100 Light Street, Baltimore, Maryland 21202.

TCW INVESTMENT MANAGEMENT COMPANY ("TIMCO") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and Schwab Small-Cap MarketMasters Fund. It was organized as a California corporation in 1971. TIMCO is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") owns 54% of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TIMCO's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris, France - La Defense Cedex.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT L.P. ("TOCQUEVILLE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 1675 Broadway, 16th Floor, New York, New York 10019.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Schwab International MarketMasters Fund. It is a Delaware limited liability company that was established in 1935. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

SCHWAB U.S. MARKETMASTERS FUND TM

For its advisory and administrative services to the Schwab U.S. MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.00% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Schwab U.S. MarketMasters Fund (formerly the Growth Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab U.S. MarketMasters Fund paid investment advisory fees of $911,000, $850,000 and $961,000, respectively (fees were reduced by $229,000, $285,000 and $316,000, respectively).

For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $279,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab U.S. MarketMasters Fund will not exceed 1.25% of the average daily net assets of the fund.

SCHWAB BALANCED MARKETMASTERS FUND TM

For its advisory and administrative services to the Schwab Balanced MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Schwab Balanced MarketMasters Fund (formerly the Balanced Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Balanced MarketMasters Fund paid investment advisory fees of $554,000, $535,000 and $592,000, respectively (fees were reduced by $174,000, $196,000 and $205,000, respectively).

For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $156,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Balanced MarketMasters Fund will not exceed 1.10% of the average daily net assets of the fund.

SCHWAB SMALL-CAP MARKETMASTERS FUND TM

For its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.30% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund (formerly the Small Cap Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Small-Cap MarketMasters Fund paid investment advisory fees of $668,000, $511,000 and $612,000, respectively (fees were reduced by $208,000, $213,000 and $258,000, respectively).

For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $269,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Small-Cap MarketMasters Fund will not exceed 1.55% of the average daily net assets of the fund.

SCHWAB INTERNATIONAL MARKETMASTERS FUND TM

For its advisory and administrative services to the Schwab International MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.40% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Schwab International MarketMasters Fund TM (formerly the International Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab International MarketMasters Fund paid investment advisory fees of $1,621,000, $1,032,000 and $901,000, respectively (fees were reduced by $335,000, $324,000 and $316,000, respectively).

For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $555,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab International MarketMasters Fund will not exceed 1.65% of the average daily net assets of the fund.

The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                  DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.20% of each fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the funds' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The Schwab U.S. MarketMasters Fund's TM (formerly the Growth Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 390% and 145%, respectively.

The Schwab Balanced MarketMasters Fund's TM (formerly the Balanced Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 380% and 95%, respectively.

The Schwab Small-Cap MarketMasters Fund's TM (formerly the Small Cap Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 324% and 172%, respectively.

The Schwab International MarketMasters Fund's TM (formerly the International Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 158% and 51%, respectively.

Prior to June 3, 2002, the funds used a multi-fund strategy. After that date, the funds converted to a multi-manager structure investing directly in securities rather than in shares of mutual funds. As a result of the conversion to the multi-manager structure, all fund holdings were sold and the proceeds were invested in securities. The funds' turnover rates reflect both portfolio changes made to take advantage of market volatility and the action taken to effect the multi-manager conversion.

                             PORTFOLIO TRANSACTIONS

The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser and sub-advisers seek to obtain the best overall execution in executing portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser and sub-advisers may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-advisers may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-advisers faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser and sub-advisers may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and sub-advisers follow procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

The Schwab U.S. MarketMasters Fund TM paid brokerage commissions of $397,906, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid no short term redemption charges in the past three fiscal years.

The Schwab Balanced MarketMasters Fund TM paid brokerage commissions of $138,911, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $0, $14,510 and $0 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.

The Schwab Small-Cap MarketMasters Fund TM paid brokerage commissions of $671,348, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $0, $28,787 and $28,432 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.

The Schwab International MarketMasters Fund TM paid brokerage commissions of 997,384, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $60,739, $7,042 and $88,284 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.

                             REGULAR BROKER-DEALERS

The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:

SCHWAB U.S. MARKETMASTERS FUND

                                                                   Value of Fund's Holdings as of
     Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                       $569,000

Lehman Brothers Holdings, Inc.                                                  $570,000

SCHWAB BALANCED MARKETMASTERS FUND

                                                                   Value of Fund's Holdings as of
     Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
Morgan Stanley                                                                  $187,000

Goldman Sachs Group, Inc.                                                       $197,000

SCHWAB SMALL-CAP MARKETMASTERS FUND

                                                                   Value of Fund's Holdings as of
     Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                           $487,000

SCHWAB INTERNATIONAL MARKETMASTERS FUND

                                                                   Value of Fund's Holdings as of
     Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
ABN AMRO Holdings NA                                                            $695,000

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

             PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
                             AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by

Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Schwab International MarketMasters Fund TM reserves the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

Under certain circumstances a fund may determine to make payment of a redemption wholly or in part by a distribution in-kind of securities from its portfolio in lieu of cash. In such cases, a shareholder may incur brokerage charges in later converting the securities to cash.

Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep
Investments R and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds R that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds. The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the closing value that day, or, if no sales are reported, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long term capital gain distributions are taxable as long term capital gains, regardless of how long you have held your shares. However, if you receive a long term capital gain distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long term capital gain distribution, be treated as a long term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains. Distributions to foreign shareholders of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Schwab International MarketMasters Fund TM, will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.

The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS

            Fund                      One Year               Five Years             From Commencement
      (Commencement of                 Ended                   Ended                of Operations to
         Operations)               October 31, 2002        October 31, 2002         October 31, 2002
-------------------------------------------------------------------------------------------------------
Schwab U.S.                           (17.92%)                 (1.08%)                    1.83%
MarketMasters Fund TM
(11/18/1996)
After-tax Returns:
On Distribution                       (18.22%)                 (3.47%)                   (0.34%)
On Distribution and Sale              (10.94%)                 (1.34%)                    1.00%

Schwab Balanced
MarketMasters Fund TM
(11/18/1996)                           (5.55%)                  2.98%                     4.97%
After-tax Returns:
On Distribution                        (6.36%)                  0.60%                     2.85%
On Distribution and Sale               (3.35%)                  1.53%                     3.25%

Schwab Small-Cap
MarketMasters Fund TM
(9/16/1997)                           (17.34%)                 (2.62%)                   (2.69%)
After-tax Returns:
On Distribution                       (17.46%)                 (3.94%)                   (3.97%)
On Distribution and Sale              (10.57%)                 (2.47%)                   (2.51%)

Schwab International
MarketMasters Fund TM
(10/16/1996)                          (13.65%)                  3.15%                     4.30%

After-tax Returns:
On Distribution                       (14.83%)                  0.82%                     2.23%
On Distribution and Sale               (7.08%)                  2.10%                     3.06%

A fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.

Fund (Commencement of Operations)                                       Cumulative Total Return
---------------------------------                                       -----------------------
Schwab U.S. MarketMasters Fund TM (11/18/1996)                                   11.38%
Schwab Balanced MarketMasters Fund TM (11/18/1996)                               33.48%
Schwab Small-Cap MarketMasters Fund TM (9/16/1997)                              (13.06%)
Schwab International MarketMasters Fund TM (10/16/1996)                          28.99%

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The funds also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the funds' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the Barra Small-Cap Index and the Russell 2000 R Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                  FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.